WisdomTree Trust

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree Growth Leaders Fund (PLAT)

WisdomTree India ex-State-Owned Enterprises Fund (IXSE)

WisdomTree U.S. Growth & Momentum Fund (WGRO)

(each a “Fund,” and together, the “Funds”)

Important Notice

Supplement Dated September 19, 2023

to the currently effective Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”)

and Statement of Additional Information (“SAI”)

for each Fund

The following information should be read in conjunction with the Prospectuses and SAI listed above for each Fund.

At the recommendation of WisdomTree Asset Management, Inc., each Fund’s investment adviser, after continued review of the product lineup and anticipated limited future prospect of investor demand for the Funds, among other considerations, the Board of Trustees of WisdomTree Trust determined to close and liquidate each Fund.

After the close of business on October 20, 2023, each Fund will no longer accept creation orders. The last day of secondary market trading of shares of the Fund will also be October 20, 2023. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. When a Fund commences the liquidation of its portfolio, which is anticipated to occur on or around October 23, 2023, but may occur sooner, and at different times for each Fund, the liquidation process will result in each Fund increasing its cash holdings and deviating from the investment objective and strategies stated in its Prospectus.

It is anticipated that any shareholders remaining in the Funds after the last day of trading will have their shares redeemed automatically on or around October 30, 2023 and will receive cash through their broker or other financial intermediary thereafter in an amount equal to the net asset value of their shares as calculated on or about October 27, 2023. This amount is expected to include any accrued capital gains and dividends. Shareholders remaining in a Fund that receive cash will not be charged any transaction fees by the Fund. Whether you sell your shares or are automatically redeemed as described above, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-LQ-0923